MUNIYIELD
INSURED
FUND, INC.







FUND LOGO







Annual Report

October 31, 1995





Officers and Directors
Arthur Zeikel, President and Director
Joe Grills, Director
Walter Mintz, Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Henry Woolf, Director
Terry K. Glenn, Executive Vice President
Donald C. Burke, Vice President
Vincent R. Giordano, Vice President
Kenneth A. Jacob, Vice President
Gerald M. Richard, Treasurer
Mark B. Goldfus, Secretary

Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Transfer Agents
Common Stock:
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Preferred Stock:
IBJ Schroder Bank & Trust Company
One State Street
New York, NY 10004

NYSE Symbol
MYI

This report, including the financial information herein, is transmitted to the shareholders of MuniYield Insured Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders.



MuniYield
Insured Fund, Inc.
Box 9011
Princeton, NJ
08543-9011






MuniYield Insured Fund, Inc.

TO OUR SHAREHOLDERS

For the year ended October 31, 1995, the Common Stock of MuniYield Insured Fund, Inc. earned $0.921 per share income dividends, which included earned and unpaid dividends of $0.078. This represents a net annualized yield of 5.95%, based on a month-end net asset value of $15.46 per share. Over the same period, the total investment return on the Fund's Common Stock was +20.09%, based on a change in per share net asset value from $13.85 to $15.46, and assuming reinvestment of $0.924 per share income dividends and $0.040 per share capital gains distributions.

For the six-month period ended October 31, 1995, the total investment return on the Fund's Common Stock was +8.69%, based on a change in per share net asset value from $14.71 to $15.46, and assuming reinvestment of $0.455 per share income dividends.

For the six-month period ended October 31, 1995, the Fund's Auction Market Preferred Stock had an average yield as follows: Series A, 4.11%; Series B, 4.10%; Series C, 4.12%; Series D, 4.07%; and Series E, 4.00%.

The Environment
After losing momentum through the second calendar quarter of 1995, it now appears that the US economic expansion has resumed. Gross domestic product growth for the three months ended September 30 was reported to be 4.2%, higher than generally expected. September durable goods orders increased a surprisingly strong 3%, and existing home sales rose to a near-record level. At the same time, there is evidence that inflationary pressures remain subdued. Reflecting the trend of renewed economic growth--and continued good news on the inflation front--the Federal Reserve Board signaled no near-term shift in monetary policy following its September meeting. Thus, official interest rates may not be reduced further in the immediate future.

Another significant development has been the strengthening of the US dollar relative to the yen and the Deutschemark. Improving interest rate differentials favoring the US currency, combined with coordinated central bank intervention and more positive investor sentiment, have helped to bolster the dollar in foreign exchange markets. Other factors that appear to be improving the US dollar's outlook in the near term are a pick-up in capital flows to the United States and the prospect of increased capital outflows from Japan. However, it remains to be seen if the US dollar's strengthening trend can continue without significant improvements in the US budget and trade deficits.

In the weeks ahead, investor interest will continue to focus on US economic activity. Clear signs of a moderate, noninflationary expansion could further benefit the US stock and bond markets. In addition, should the current Federal budget deficit reduction efforts now underway in Washington prove successful, the implications would likely be positive for the US financial markets.


The Municipal Market
Tax-exempt bond yields continued to decline during the six-month period ended October 31, 1995. As measured by the Bond Buyer Revenue Bond Index, the yield on uninsured, long-term municipal revenue bonds fell 30 basis points (0.30%) to end the October period at approximately 6.00%. While tax-exempt bond yields have declined dramatically from their highs one year ago, municipal bond yields have exhibited considerable yield volatility on a weekly basis. In recent months, tax-exempt bond yields have fluctuated by as much as 20 basis points on a week-to-week basis. US Treasury bond yields have displayed similar volatility, but the extent of their decline has been greater. By the end of October, long-term US Treasury bond yields had declined almost 100 basis points to 6.33%. Proposed Federal tax restructuring continued to weigh heavily on the tax-exempt bond market. Thus far in 1995, US Treasury bond yields have declined approximately 150 basis points. Municipal bond yields have fallen approximately 95 basis points, as the uncertainty surrounding any changes to the existing Federal income tax structure has prevented the municipal bond market from rallying as strongly as its taxable counterpart.

A general view of a moderately expanding domestic economy, supported by a very favorable inflationary environment, allowed interest rates to significantly decline from their recent highs in November 1994. However, this decline was not a smooth downward curve. Conflicting economic indicators were released during recent months that have prevented a clear consensus regarding the near-term direction of interest rates from being reached. The resultant uncertainty has promoted more of a saw-toothed pattern as interest rate declines were repeatedly interrupted by indications of stronger-than-expected economic growth. As these concerns were overcome by subsequent weaker economic releases, interest rate declines have resumed. These periods of volatility are likely to continue for the remainder of 1995, or until proposed Federal budget deficit reduction packages are resolved and any resultant responses by the Federal Reserve Board have occurred.

However, the municipal bond market's technical position remained supportive throughout recent quarters. Approximately $82 billion in long-term municipal securities were issued during the six months ended October 31, 1995. While this issuance is virtually identical to underwritings during the October 31, 1994 quarter, tax-exempt bond issuance over the last 12 months remained approximately 25% below comparable 1994 levels. The municipal bond market should maintain this positive technical position well into 1996. Annual issuance for 1995 is now projected to be approximately $140 billion, significantly less than last year's already low level of $162 billion. Projected maturities and early redemptions for the remainder of 1995 and throughout 1996 will lead to a continued decline in the total outstanding municipal bond supply throughout 1996 and, perhaps, into 1998 should new bond issuance remain at historically low levels.

Despite the municipal bond market's relative underperformance compared to the US Treasury market thus far in 1995, the extent of the tax-exempt bond market's rally was nonetheless quite impressive. Municipal bond yields have fallen 135 basis points from their highs reached in November 1994 and municipal bond prices rose accordingly. Most tax-exempt products recouped almost all of the losses incurred in 1994 and are well on their way to posting double-digit total returns for all of 1995. This relative underperformance so far in 1995 provided long-term investors with the rare opportunity to purchase tax-exempt securities at yield levels near those of taxable securities.

Additionally, many of the factors that led to the relative underperformance of the tax-exempt bond market thus far in 1995, namely investor concern regarding Federal budget deficit reductions and proposed changes in the Federal income tax structure, are nearing resolution. The Federal budget reconciliation process has already begun, and may be essentially completed by year-end. Recent public opinion polls suggest that the majority of American taxpayers prefer the existing Federal income tax system compared to proposed changes, such as the flat tax or national sales tax. In an upcoming election year, neither party is likely to advocate a clearly unpopular position, particularly one that can be expected to negatively impact the Federal budget deficit reduction program through reduced tax revenues. As these factors are resolved, we believe that much of the resistance that the municipal bond market met this year should dissipate. This should allow municipal bond yields to significantly decline from current levels in order to return to more normal historic yield relationships.


Portfolio Strategy
During the 12-month period ended October 31, 1995, there were two different municipal bond market environments. The Municipal Bond Buyer Revenue Index went from 6.95% in October 1994 to a high of 7.27% in December 1994 and back to 6.02% in October 1995. During the first six months of the Fund's fiscal year, we followed a more cautious investment strategy. We sold a portion of the Fund's performance-oriented deeply discounted securities and replaced them with less volatile current and premium coupon securities. Throughout the last six months of the Fund's fiscal year, our investment strategy reflected our decidedly more optimistic view toward the municipal bond market. As a consequence, we kept the Fund essentially fully invested and cash reserves at a minimum. At the beginning of August, we concentrated on the acquisition of more performance-oriented securities of high tax states because the portfolio was not totally positioned to take full advantage of our view of a falling interest rate scenario. This partial emphasis toward performance-oriented securities is still ongoing. This investment approach resulted in the Fund benefiting from the municipal bond market rebound that occurred during the last half of the year.

Looking forward, we plan to continue our strategy of concentrating on maintaining an appealing level of tax-exempt income and total return by continuing to emphasize the Fund's present coupon and high credit quality structure. Our use of these strategies resulted in positive returns and a competitive current yield for our shareholders during the fiscal year.

We are pleased to announce that William R. Bock is responsible for the day-to-day management of MuniYield Insured Fund, Inc. Mr. Bock has been employed by Merrill Lynch Asset Management, L.P. (an affiliate of the Fund's investment adviser) since 1989 as Vice President and Portfolio Manager. Prior thereto, Mr. Bock was employed by Bear Stearns and E.F. Hutton in the Tax-Exempt Bond Division from 1978 to 1989.

In Conclusion
We appreciate your ongoing interest in MuniYield Insured Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,





(Arthur Zeikel)
Arthur Zeikel
President





(Vincent R. Giordano)
Vincent R. Giordano
Vice President





(William R. Bock)
William R. Bock
Portfolio Manager



December 8, 1995





IMPORTANT TAX INFORMATION (UNAUDITED)

All of the net investment income distributions paid monthly by MuniYield Insured Fund, Inc. during its taxable year ended October 31, 1995 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, the following table summarizes the per share capital gains distributions paid by the Fund during the year.

                                                                                    Payable                Long-Term
                                                                                      Date               Capital Gains
Common Stock Shareholders                                                           12/29/94                 $ 0.039609

Preferred Stock Shareholders:                   Series A                            12/01/94                 $45.27

                                                Series B                            12/01/94                 $41.66

                                                Series C                            12/01/94                 $48.86

                                                Series D                            11/25/94                 $43.72

                                                Series E                            12/01/94                 $48.98


Please retain this information for your records.




PROXY RESULTS


During the six-month period ended October 31, 1995, MuniYield Insured Fund, Inc. Common Stock shareholders voted on the following proposals. The proposals were approved at a special shareholders' meeting on September 8, 1995. The description of each proposal and number of shares voted are as follows:


                                                                                 Shares Voted             Shares Voted
                                                                                     For               Without Authority
1. To elect the Fund's Board of Directors:      Joe Grills                         43,259,214              1,067,868
                                                Stephen B. Swensrud                43,251,165              1,075,917
                                                Harry Woolf                        43,241,072              1,086,010
                                                Arthur Zeikel                      43,246,302              1,080,779


                                                                                  Shares Voted    Shares Voted    Shares Voted
                                                                                      For           Against         Abstain
2. To ratify the selection of Deloitte & Touche LLP as the
   Fund's independent auditors for the current fiscal year.                        43,199,211       265,999         861,872

During the six-month period ended October 31, 1995, MuniYield
Insured Fund, Inc. Preferred Stock shareholders (Series A, B, C, D and E) voted on the following proposals. The proposals were approved at a special shareholders' meeting on September 8, 1995. The description of each proposal and number of shares voted are as follows:


                                                                                  Shares Voted            Shares Voted
                                                                                      For              Without Authority
1. To elect the Fund's Board of Directors:
   Walter Mintz, Melvin R. Seiden,
   Joe Grills, Stephen B. Swensrud,
   Harry Woolf and Arthur Zeikel as follows:    Series A                             1,652                     0
                                                Series B                             1,240                     0
                                                Series C                             1,149                     0
                                                Series D                             1,514                     0
                                                Series E                             2,224                     0

                                                                                 Shares Voted     Shares Voted    Shares Voted
                                                                                     For            Against         Abstain
2. To ratify the selection of Deloitte & Touche
   LLP as the Fund's independent auditors
   for the current fiscal year as follows:      Series A                             1,652             0               0
                                                Series B                             1,240             0               0
                                                Series C                             1,149             0               0
                                                Series D                             1,934             0               0
                                                Series E                             2,715             0               0



THE BENEFITS AND RISKS OF LEVERAGING

MuniYield Insured Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends of the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pick-up on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.




PORTFOLIO ABBREVIATIONS


To simplify the listings of MuniYield Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT            Alternative Minimum Tax (subject to)
COP            Certificates of Participation
DATES          Daily Adjustable Tax-Exempt Securities
EDA            Economic Development Authority
GO             General Obligation Bonds
HFA            Housing Finance Agency
IDA            Industrial Development Authority
IDR            Industrial Development Revenue Bonds
PCR            Pollution Control Revenue Bonds
RAW            Revenue Anticipation Warrants
RIB            Residual Interest Bonds
S/F            Single-Family
SAVRS          Select Auction Variable Rate Securities
TAN            Tax Anticipation Notes
UT             Unlimited Tax
VRDN           Variable Rate Demand Notes




SCHEDULE OF INVESTMENTS                                                                                   (in Thousands)
                 S&P      Moody's    Face                                                                        Value
State           Ratings   Ratings   Amount                              Issue                                  (Note 1a)
Alabama--0.4%   AAA       Aaa       $ 3,500  Huntsville, Alabama, Health Care Authority, Facilities
                                             Revenue Bonds, Series B, 6.625% due 6/01/2023 (d)                  $  3,749

Alaska--0.5%    AAA       Aaa         5,000  Alaska State Housing Finance Corporation, Series A,
                                             5.875% due 12/01/2024 (d)                                             4,894

Arizona--0.6%                                Arizona Educational Loan Marketing Corporation,
                                             Educational Loan Revenue Bonds, VRDN, AMT, Series A (a):
                AAA       VMIG1++       600     4.05% due 3/01/2015 (d)                                              600
                NR*       MIG1++        200     4.05% due 12/01/2020                                                 200
                A1+       VMIG1++     1,900  Maricopa County, Arizona, IDA, Hospital Facility Revenue
                                             Bonds (Samaritan Health Service Hospital), VRDN,
                                             Series B-2, 4% due 12/01/2008 (a)(d)                                  1,900
                NR*       NR*         3,500  Mohave County, Arizona, IDA, IDR (North Star Steel Co.
                                             Project), AMT, 6.70% due 3/01/2020                                    3,744

Arkansas        NR*       P1            600  Crosset, Arkansas, PCR (Georgia Pacific Corp. Project),
--0.2%                                       VRDN, 3.90% due 10/01/2007 (a)                                          600
                AAA       Aaa         1,500  North Little Rock, Arkansas, Electric Revenue Refunding
                                             Bonds, Series A, 6.50% due 7/01/2010 (d)                              1,695

California      AAA       Aaa         7,500  Anaheim, California, Public Financing Authority
--14.0%                                      Revenue Bonds (Electric Utility--San Juan 4), 2nd
                                             Series, 5.75% due 10/01/2022 (c)                                      7,369
                                             California HFA, Revenue Bonds, AMT:
                AA-       Aa          3,950     RIB, 8.777% due 8/01/2023 (i)                                      4,118
                AAA       Aaa         1,595     Series E, 7% due 8/01/2026 (d)                                     1,675
                AAA       Aaa         7,000  California State GO, 5.90% due 4/01/2023 (c)                          7,010
                                             California State Public Works Board Lease Revenue Bonds:
                A-        A           8,500     (Department of Corrections--Monterey County), Series A,
                                                7% due 11/01/2019                                                  9,246
                AAA       Aaa         3,000     (Various University of California Projects), Series A,
                                                6.40% due 12/01/2016 (b)                                           3,171
                A-        A           2,750     (Various University of California Projects), Series A,
                                                6.375% due 10/01/2019                                              2,803
                A-        A1          4,000     (Various University of California Projects), Series B,
                                                6.625% due 12/01/2019                                              4,223
                                             California State, RAW, Series C:
                SP-1      MIG1++      4,615     5.75% due 4/25/1996                                                4,658
                AAA       Aaa         5,000     5.75% due 4/25/1996 (c)                                            5,041
                AAA       Aaa         2,000  Cerritos, California, Public Financing Authority Revenue
                                             Bonds (Los Coyotes Redevelopment Project Loan),
                                             Series A, 5.75% due 11/01/2022 (b)                                    1,978
                AAA       Aaa         5,000  Contra Costa, California, Water District, Water Revenue
                                             Bonds, Series D, 6.375% due 10/01/2022 (b)                            5,244
                                             Los Angeles, California, Harbor Department Revenue
                                             Bonds, AMT, Series B (b):
                AAA       Aaa         3,000     6.625% due 8/01/2019                                               3,197
                AAA       Aaa         8,725     6.625% due 8/01/2025                                               9,268
                AAA       Aaa         5,000  Los Angeles County, California, Metropolitan Transportation
                                             Authority, Sales Tax Revenue Bonds, Senior Series B,
                                             Proposition C, 5.25% due 7/01/2023 (b)                                4,675
                AAA       Aaa         5,000  Los Angeles County, California, Transportation Commission,
                                             Sales Tax Revenue Refunding Bonds, Series B, 6.50%
                                             due 7/01/2015 (c)                                                     5,290
                AAA       Aaa         8,210  M-S-R Public Power Agency, California, Revenue Bonds
                                             (San Juan Project), Series E, 6.75% due 7/01/2011 (d)                 8,971
                AAA       Aaa         2,190  Northern California Transmission Revenue Bonds
                                             (California--Oregon Transmission Project), Series A,
                                             6.50% due 5/01/2016 (d)                                               2,336

SCHEDULE OF INVESTMENTS (continued)                                                                       (in Thousands)
                 S&P      Moody's    Face                                                                        Value
State           Ratings   Ratings   Amount                              Issue                                  (Note 1a)
California      AAA       Aaa       $ 3,000  Orange County, California, Financing Authority, Tax
(concluded)                                  Allocation Revenue Refunding Bonds, Series A, 6.25%
                                             due 9/01/2014 (d)                                                 $   3,109
                AAA       Aaa         3,000  Redwood City, California, Public Financing Authority,
                                             Local Agency Revenue Refunding Bonds, Series A, 6.50%
                                             due 7/15/2011 (b)                                                     3,229
                AAA       Aaa         5,000  Sacramento, California, City Financing Authority, Lease
                                             Revenue Refunding Bonds, Series A, 5.40% due
                                             11/01/2020 (b)                                                        4,840
                AAA       Aaa         6,000  San Francisco, California, City and County Airports,
                                             Revenue Bonds (Commerce International Airport), AMT,
                                             Second Series, Issue 6, 6.60% due 5/01/2024 (b)                       6,422
                                             San Francisco, California, City and County Sewer
                                             Revenue Bonds (c):
                AAA       Aaa         3,000     Refunding, 5.375% due 10/01/2022                                   2,866
                AAA       Aaa        10,000     Series A, 5.95% due 10/01/2025                                    10,104
                AAA       Aaa         5,375  San Mateo County, California, Joint Powers Financing
                                             Authority, Lease Revenue Bonds (San Mateo County
                                             Health Care Center), Series A, 5.75% due 7/15/2022 (e)                5,288
                AAA       Aaa         3,000  Santa Rosa, California, Wastewater Revenue Refunding
                                             Bonds, Series A, 5.25% due 9/01/2016 (c)                              2,886
                AAA       Aaa         5,000  University of California Revenue Bonds (Multiple
                                             Purpose Projects), Series D, 6.375% due 9/01/2024 (d)                 5,238
                                             West Covina, California, COP, GO (Queen of the Valley
                                             Hospital):
                A         A           5,410     6.50% due 8/15/2014                                                5,536
                A         A           2,500     6.50% due 8/15/2019                                                2,540

Colorado        AA        Aa          9,000  Colorado Springs, Colorado, Utilities Revenue Bonds,
--1.2%                                       Series A, 6.10% due 11/15/2024                                        9,231
                AAA       Aaa         2,500  Douglas County, Colorado, School District No. 1
                                             (Douglas and Elbert Counties Improvement Project),
                                             Series A, 6.50% due 12/15/2016 (d)                                    2,719

Connecticut     A1        VMIG1++     1,500  Connecticut State Economic Recovery Notes, VRDN,
--1.8%                                       Series B, 3.90% due 6/01/1996 (a)                                     1,500
                AA-       A1          5,000  Connecticut State Health and Educational Facilities
                                             Authority Revenue Bonds (Nursing Home
                                             Program--AHF/Hartford), 7.125% due 11/01/2024                         5,628
                AAA       Aaa         3,500  Connecticut State HFA, Revenue Bonds (Mortgage
                                             Finance Program), Series B, 6.75% due 11/15/2023 (d)                  3,664
                AAA       Aaa         6,500  Connecticut State Special Tax Obligation Revenue Bonds
                                             (Transportation Infrastructure), Series A, 5.60% due
                                             6/01/2015 (c)                                                         6,484
                AAA       Aaa         1,500  South Central Connecticut, Regional Water Authority,
                                             Water System Revenue Bonds, 11th Series, 5.75% due
                                             8/01/2012 (c)                                                         1,534

Delaware--1.3%  AAA       Aaa         8,490  Delaware State EDA, PCR, Refunding (Delmarva Power
                                             Project), Series B, 7.15% due 7/01/2018 (c)                           9,491
                AAA       Aaa         3,525  Delaware Transportation Authority, System Revenue
                                             Bonds, 7% due 7/01/2013 (c)                                           3,963

District of     AAA       Aaa        20,100  Metropolitan Washington, D.C., Airport Authority,
Columbia--2.1%                               General Airport Revenue Bonds, AMT, Series A, 6.625%
                                             due 10/01/2019 (d)                                                   21,240

SCHEDULE OF INVESTMENTS (continued)                                                                       (in Thousands)
                 S&P      Moody's    Face                                                                        Value
State           Ratings   Ratings   Amount                              Issue                                  (Note 1a)
Florida--3.5%   AA        Aa        $ 4,000  Florida State Board of Education, Capital Outlay,
                                             Series C, 5.85% due 6/01/2018                                      $  4,019
                AAA       Aaa        11,000  Florida State Department of Transportation (Right of
                                             Way), 5.875% due 7/01/2024 (d)                                       11,107
                A1+       VMIG1++     1,000  Hillsborough County, Florida, IDA, PCR, Refunding
                                             (Tampa Electric Company--Gannon), VRDN, 3.85% due
                                             5/15/2018 (a)                                                         1,000
                A1+       VMIG1++       200  Manatee County, Florida, PCR, Refunding (Florida Power
                                             and Light Co. Project), VRDN, 4% due 9/01/2024 (a)                      200
                AAA       Aaa         9,940  Orange County, Florida, Tourist Development Tax Revenue
                                             Bonds, Series B, 6.50% due 10/01/2019 (b)                            10,683
                AA-       Aa          3,000  Orlando, Florida, Utilities Commission, Water and Electric
                                             Revenue Refunding Bonds, Sub-Series A, 5.25% due 10/01/2023           2,808
                A1        VMIG1++     2,600  Pinellas County, Florida, Health Facilities Authority,
                                             Revenue Refunding Bonds (Pooled Hospital Loan
                                             Program), DATES, 4% due 12/01/2015 (a)                                2,600
                A1+       VMIG1++     3,200  Saint Lucie County, Florida, PCR, Refunding (Florida
                                             Power and Light Co. Project), VRDN, 3.85% due
                                             3/01/2027 (a)                                                         3,200

Georgia--4.5%   AAA       Aaa         3,000  Chatam County, Georgia, School District Revenue Bonds,
                                             GO, UT, 6.75% due 8/01/2018 (d)                                       3,313
                AAA       Aaa        10,000  Georgia Municipal Electric Authority, Power Revenue
                                             Bonds, Series EE, 6.40% due 1/01/2023 (b)                            10,478
                AAA       Aaa         1,200  Medical Center Hospital Authority, Georgia, Anticipation
                                             Certificates (Columbus Regional Healthcare System),
                                             5.50% due 8/01/2015 (d)                                               1,156
                                             Metropolitan Atlanta Rapid Transportation Authority,
                                             Georgia, Sales Tax Revenue Bonds:
                AAA       Aaa         6,500     Second Indenture, Series A, 6.90% due 7/01/2020 (d)                7,225
                AAA       Aaa         8,955     Series O, 6.55% due 7/01/2020 (c)                                  9,575
                AAA       Aaa        12,800  Municipal Electric Authority, Georgia, Special Obligation
                                             Bonds (Fifth Crossover Series--Project One), 6.40% due
                                             1/01/2013 (b)(g)                                                     13,919

Hawaii--1.8%    AAA       Aaa        17,145  Hawaii State Airport Systems Revenue Bonds, AMT, Second
                                             Series, 6.75% due 7/01/2021 (d)                                      18,129

Illinois        AAA       Aaa         9,160  Chicago, Illinois, Midway Airport Revenue Bonds, AMT,
--6.0%                                       Series A, 6.25% due 1/01/2024 (d)                                     9,345
                AAA       Aaa        12,000  Chicago, Illinois, Public Building Commission, Building
                                             Revenue Bonds, Series A, 6.50% due 1/01/2018 (d)(g)                  12,760
                AAA       Aaa        15,000  Cook County, Illinois, GO, UT, Series A, 6.60% due
                                             11/15/2022 (d)                                                       15,976
                                             Illinois Health Facilities Authority Revenue Bonds:
                AAA       Aaa         6,000     Refunding (Carle Foundation), Series A, 6.75% due
                                                1/01/2010 (c)                                                      6,408
                A+        A           1,500     Refunding (Lutheran General Health), Series C, 7%
                                                due 4/01/2014                                                      1,696
                AAA       Aaa         8,545     (Rockford Memorial Hospital), Series B, 6.75% due
                                                8/15/2018 (b)                                                      9,064
                AAA       Aaa         5,860  Illinois Municipal Electric Agency, Power Supply System
                                             Revenue Bonds, Series A, 5.75% due 2/01/2021 (b)                      5,783

Indiana--0.7%   AAA       Aaa         5,000  Indianapolis, Indiana, Gas Utility Revenue Bonds,
                                             Series A, 6.20% due 6/01/2023 (c)                                     5,130
                AAA       Aaa         2,000  Monroe County, Indiana, Hospital Authority Revenue Bonds
                                             (Bloomington Hospital Project), 6.70% due 5/01/2012 (d)               2,153



SCHEDULE OF INVESTMENTS (continued)                                                                       (in Thousands)
                 S&P      Moody's    Face                                                                        Value
State           Ratings   Ratings   Amount                              Issue                                  (Note 1a)
Kansas--2.2%    AAA       Aaa      $ 20,250  Burlington, Kansas, PCR, Refunding (Kansas Gas and
                                             Electric Company Project), 7% due 6/01/2031 (d)                   $  22,498

Kentucky--0.9%  AAA       Aaa         9,030  Owensboro, Kentucky, Water Revenue Improvement and
                                             Refunding Bonds, 6.25% due 9/15/2017 (c)                              9,376

Maryland        NR*       Aa          2,000  Maryland State Community Development Administration,
--0.2%                                       Department of Housing and Community Development,
                                             S/F Program, AMT, Second Series, 6.55% due 4/01/2026                  2,034

Massachusetts                                Massachusetts Bay Transportation Authority, General
--4.4%                                       Transportation Systems Revenue Bonds, Series B (b):
                A+        Aaa         7,000     5.375% due 3/01/2020                                               6,755
                AAA       Aaa         7,500     5.375% due 3/01/2025                                               7,195
                                             Massachusetts State Health and Educational
                                             Facilities Authority Revenue Bonds (c):
                AAA       Aaa         6,400     (Bay State Medical Center), Series D, 5.50% due
                                                7/01/2016                                                          6,177
                AAA       Aaa         7,130     (New England Medical Center Hospitals), Series F,
                                                6.625% due 7/01/2025                                               7,641
                AAA       Aaa         7,000  Massachusetts State HFA, Housing Revenue Refunding
                                             Bonds, Series A, 6.10% due 12/01/2016 (d)                             7,035
                AAA       Aaa         5,000  Massachusetts State Industrial Finance Agency Revenue
                                             Bonds (Brandeis University), Series C, 6.80% due
                                             10/01/2019 (d)                                                        5,498
                AAA       Aaa         5,000  Massachusetts State Water Resource Authority, General
                                             Revenue Bonds, Series A, 5.90% due 8/01/2016 (d)                      5,039

Michigan        A1+       VMIG1++       200  Grand Rapids, Michigan, Water Supply Systems, Revenue
--3.4%                                       Refunding Bonds, VRDN, 3.90% due 1/01/2020 (a)(c)                       200
                AAA       Aaa        21,750  Michigan State Strategic Fund, Limited Obligation
                                             Revenue Refunding Bonds (Detroit Edison Company
                                             Pollution Project), 6.875% due 12/01/2021 (c)                        23,803
                                             Monroe County, Michigan, PCR (Detroit Edison Co.
                                             Project), AMT:
                AAA       Aaa         5,000     Series CC, 6.55% due 6/01/2024                                     5,231
                AAA       Aaa         5,000     Series I-B, 6.55% due 9/01/2024                                    5,266

Minnesota                                    Minnesota State HFA, S/F Mortgage Revenue Bonds, AMT:
--0.7%          AA+       Aa          3,800     Series H, 6.50% due 1/01/2026                                      3,852
                AA        Aa          3,000     Series L, 6.70% due 7/01/2020                                      3,089

Missouri        AAA       Aaa         4,000  Kansas City, Missouri, Airport General Revenue
--0.4%                                       Improvement Bonds, Series B, 6.875% due 9/01/2014 (h)                 4,393

Nebraska        AAA       Aaa         5,000  Nebraska Public Power District Revenue Bonds, Series A,
--0.5%                                       5.25% due 1/01/2022 (d)                                               4,761

Nevada--6.6%    AAA       Aaa         5,000  Clark County, Nevada, Passenger Facility Revenue Bonds
                                             (Las Vegas McCarran International Airport), Series A,
                                             6% due 7/01/2022 (b)                                                  5,033
                                             Humboldt County, Nevada, PCR, Refunding (Sierra Pacific
                                             Power Company Project) (b):
                AAA       Aaa         9,250     6.55% due 10/01/2013                                               9,856
                AAA       Aaa         4,500     Series A, 6.30% due 7/01/2022                                      4,698
                                             Las Vegas, Nevada, GO, Refunding (c):
                AAA       Aaa         4,180     6.60% due 10/01/2010                                               4,537
                AAA       Aaa         4,470     6.60% due 10/01/2011                                               4,831
                AAA       Aaa         4,770     6.60% due 10/01/2012                                               5,134
                AAA       Aaa        15,255  Nevada State GO, Nos. 49 and 50, 5.50% due 11/01/2025 (c)            14,683

SCHEDULE OF INVESTMENTS (continued)                                                                       (in Thousands)
                 S&P      Moody's    Face                                                                        Value
State           Ratings   Ratings   Amount                              Issue                                  (Note 1a)
Nevada          AAA       Aaa       $ 2,400  Reno, Nevada, Hospital Revenue Bonds (Saint Mary's
(concluded)                                  Regional Medical Center), Series A, 6.70% due
                                             7/01/2021 (d)                                                      $  2,570
                AAA       Aaa        15,000  Washoe County, Nevada, Gas Facilities Revenue Bonds
                                             (Sierra Pacific Power Company), AMT, 6.65% due 12/01/2017 (b)        16,008

New Hampshire   AAA       Aaa         7,660  New Hampshire Higher Educational and Health Facilities
--0.8%                                       Authority Revenue Bonds (Elliot Hospital of Manchester),
                                             6.25% due 10/01/2021 (b)                                              7,881

New                                          New Jersey State Housing and Mortgage Finance Agency,
Jersey--2.4%                                 Revenue Bonds (Home Buyer), AMT (d):
                AAA       Aaa         4,695     Series K, 6.375% due 10/01/2026                                    4,780
                AAA       Aaa         5,000     Series M, 6.95% due 10/01/2022                                     5,286
                AAA       Aaa         5,000  New Jersey State Transportation Trust Fund Authority,
                                             Refunding Bonds (Transportation System), Series A,
                                             5.25% due 6/15/2014 (d)                                               4,838
                                             Port Authority of New York and New Jersey, Consolidated
                                             Revenue Bonds, AMT (c):
                AAA       Aaa         5,000     96th Series, 6.60% due 10/01/2023                                  5,309
                AAA       Aaa         3,875     Refunding, 97th Series, UT, 6.65% due 1/15/2023                    4,133

New             AAA       Aaa        10,275  Farmington, New Mexico, PCR, Refunding (Southern
Mexico--1.5%                                 California Edison Company), Series A, 5.875% due
                                             6/01/2023 (d)                                                        10,315
                AAA       Aaa         1,480  New Mexico Educational Assistance Foundation, Student
                                             Loan Revenue Bonds, AMT, Series A, 6.85% due
                                             4/01/2005 (b)                                                         1,593
                AAA       Aaa         3,000  Santa Fe, New Mexico, Revenue Bonds, Series A, 6.30%
                                             due 6/01/2024 (b)                                                     3,129

New York--9.2%  BBB       Baa1       10,980  Metropolitan Transportation Authority, New York, Service
                                             Contract Revenue Refunding Bonds (Transit Facilities),
                                             Series 5, 7% due 7/01/2012                                           11,827
                                             New York City, New York, GO:
                A1+       VMIG1++     7,300     Series B, Sub-Series B-4, VRDN, UT, 4% due
                                                8/15/2023 (a)(d)                                                   7,300
                BBB+      Baa1        2,210     Series C, Sub-Series C-1, UT, 7.50% due 8/01/2019                  2,421
                BBB+      Baa1        2,000     Series D, 6% due 2/15/2015                                         1,971
                BBB+      Baa1        5,000     Series D, 6% due 2/15/2016                                         4,913
                BBB+      Baa1        1,000     Series D, UT, 7.50% due 2/01/2016                                  1,086
                BBB+      Baa1       12,000     Series D, UT, 7.50% due 2/01/2019                                 13,089
                                             New York City, New York, Municipal Water Finance
                                             Authority, Water and Sewer System Revenue Bonds:
                AAA       Aaa         7,000     Series B, 5.375% due 6/15/2019 (b)                                 6,741
                AAA       VMIG1++    12,400     VRDN, Series A, 4% due 6/15/2025 (a)(c)                           12,400
                AAA       VMIG1++     5,300     VRDN, Series G, 3.90% due 6/15/2024 (a)(c)                         5,300
                SP-1+     MIG1++      5,900  New York City, New York, TAN, UT, Series A, 4.50%
                                             due 2/15/1996                                                         5,912
                A1+       VMIG1++       200  New York State Dormitory Authority Revenue Bonds (Cornell
                                             University), VRDN, Series B, 3.90% due 7/01/2025 (a)                    200
                BBB+      Baa1        7,595  New York State Dormitory Authority, Revenue Refunding
                                             Bonds (State University Educational Facilities),
                                             Series B, 7% due 5/15/2016                                            8,115
                AAA       MIG1++      4,600  New York State Thruway Authority, General Revenue
                                             Bonds, VRDN, Series B, 3.90% due 1/01/2024 (a)(c)                     4,600
                BBB       Baa1        7,000  New York State Urban Development Corporation Revenue
                                             Bonds (State Facilities), 7.50% due 4/01/2020                         7,804

SCHEDULE OF INVESTMENTS (continued)                                                                       (in Thousands)
                 S&P      Moody's    Face                                                                        Value
State           Ratings   Ratings   Amount                              Issue                                  (Note 1a)
North           NR*       VMIG1++   $ 1,800  Person County, North Carolina, Industrial Facilities
Carolina--0.2%                               and Pollution Control Financing Authority, Solid Waste
                                             Disposal Revenue Bonds (Carolina Power and Light
                                             Company), AMT, DATES, 4% due 11/01/2016 (a)                       $   1,800

North           AAA       Aaa         2,500  Grand Forks, North Dakota, Health Care Facilities
Dakota--0.3%                                 Revenue Bonds (United Hospital Obligated Group),
                                             6.25% due 12/01/2024 (d)                                              2,576

Ohio--1.8%      AAA       Aaa        14,735  Cuyahoga County, Ohio, Hospital Improvement and Revenue
                                             Refunding Bonds (University Hospital Health Systems),
                                             Series A, 6.875% due 1/15/2019 (f)                                   16,014
                AAA       Aaa         2,500  Ohio State Higher Educational Facilities Commission,
                                             Mortgage Revenue Bonds (University of Dayton Project),
                                             6.60% due 12/01/2017 (c)                                              2,711

Pennsylvania    AAA       Aaa        16,000  Montgomery County, Pennsylvania, IDA, PCR, Refunding
--3.5%                                       (Philadelphia Electric Company), Series B, 6.70% due
                                             12/01/2021 (d)                                                       17,288
                AAA       Aaa         6,250  Philadelphia, Pennsylvania, Water and Wastewater
                                             Revenue Bonds, 5.60% due 8/01/2018 (d)                                6,178
                AAA       Aaa        12,000  Pittsburgh, Pennsylvania, Water and Sewer Authority
                                             Revenue Bonds, Series B, 5.75% due 9/01/2025 (e)                     11,864

South Carolina  AAA       Aaa        10,250  South Carolina State Port Authority Revenue Bonds, AMT,
--4.0%                                       6.75% due 7/01/2021 (b)                                              10,954
                AAA       Aaa         9,900  South Carolina State Public Service Authority Revenue
                                             Bonds (Santee Cooper), Series D, 6.50% due 7/01/2014 (b)             10,595
                                             South Carolina State Public Service Authority, Revenue
                                             Refunding Bonds:
                AAA       Aaa         2,500     Series A, 5.50% due 7/01/2021(d)                                   2,420
                AAA       Aaa         4,850     Series B, 5.875% due 1/01/2023(c)                                  4,864
                AAA       Aaa         7,000  Spartanburg County, South Carolina, Hospital Facilities
                                             Revenue Refunding Bonds (Spartanburg General Hospital
                                             System), Series A, 6.625% due 4/15/2022 (e)                           7,533
                NR*       NR*         4,200  Spartanburg County, South Carolina, Solid Waste
                                             Disposal Facilities Revenue Bonds (BMW Project), AMT,
                                             7.55% due 11/01/2024                                                  4,586

Tennessee--1.4% AAA       Aaa         3,820  Johnson City, Tennessee, Health and Educational
                                             Facilities Board, Hospital Revenue Refunding and
                                             Improvement Bonds (Johnson City Medical Center),
                                             6.75% due 7/01/2016 (d)                                               4,131
                                             Metropolitan Government Nashville and Davidson County,
                                             Tennessee, Water and Sewer Revenue Bonds (b):
                AAA       Aaa         3,000     RIB, 8.054% due 1/01/2022 (i)                                      3,086
                AAA       Aaa         3,000     SAVRS, 4.04% due 1/01/2022 (a)                                     3,000
                A+        A1          3,900  Tennessee, Housing Development Agency, Mortgage
                                             Finance, AMT, Series A, 6.90% due 7/01/2025                           4,052

Texas--7.0%     AAA       Aaa         2,800  Austin, Texas, Utility System Revenue Refunding Bonds,
                                             5.50% due 5/15/2020 (d)                                               2,723
                AAA       Aaa         3,200  Bexar, Texas, Metropolitan Water District, Waterworks
                                             System Revenue Refunding Bonds, 6.35% due
                                             5/01/2025 (d)                                                         3,374
                AAA       Aaa         3,800  Brazos River Authority, Texas, PCR (Texas Utilities
                                             Electric Company Project), AMT, Series A, 6.75% due
                                             4/01/2022 (b)                                                         4,064
                AAA       Aaa        12,140  Brazos River Authority, Texas, Revenue Refunding Bonds
                                             (Houston Light and Power), Series A, 6.70% due 3/01/2017 (b)         13,259


SCHEDULE OF INVESTMENTS (continued)                                                                       (in Thousands)
                 S&P      Moody's    Face                                                                        Value
State           Ratings   Ratings   Amount                              Issue                                  (Note 1a)
Texas           AAA       Aaa       $ 6,885  Houston, Texas, Airport System Revenue Bonds (Sub-Lien),
(concluded)                                  AMT, Series A, 6.75% due 7/01/2021 (c)                            $   7,358
                AAA       Aaa         4,750  Houston, Texas, Hotel Occupany Tax Revenue Refunding
                                             Bonds (Senior-Lien), 5.50% due 7/01/2015 (e)                          4,627
                AAA       Aaa         7,500  Houston, Texas, Water and Sewer System Revenue Refunding
                                             Bonds (Junior Lien), Series A, 6.20% due 12/01/2020 (d)               7,767
                AAA       Aaa        11,795  Matagorda County, Texas, Navigational District No. 1,
                                             Revenue Refunding Bonds (Houston Light and Power),
                                             Series A, 6.70% due 3/01/2027 (b)                                    12,769
                                             San Antonio, Texas, Electric and Gas Revenue Bonds,
                                             Series 95 (d):
                AAA       Aaa         5,500     5.375% due 2/01/2016                                               5,318
                AAA       Aaa         7,000     5.375% due 2/01/2017                                               6,763
                AAA       Aaa         3,000     5.375% due 2/01/2018                                               2,896

Utah--1.9%      AA-       Aa         10,250  Intermountain Power Agency, Utah, Power Supply Revenue
                                             Refunding Bonds, Series A, 5.50% due 7/01/2020                        9,732
                AAA       Aaa        10,000  Salt Lake City, Utah, Airport Revenue Bonds, AMT,
                                             Series A, 6.125% due 12/01/2022 (c)                                  10,131

Virginia--1.2%  AAA       Aaa         5,540  Loudon County, Virginia, COP, 6.90% due 3/01/2019 (e)                 6,111
                AAA       Aaa         6,500  Virginia State Housing Development Authority,
                                             Commonwealth Mortgage, AMT, Series A, Sub-Series A-4,
                                             6.45% due 7/01/2028 (d)                                               6,631

Washington      AAA       Aaa         1,200  Douglas County, Washington, Public Utility District No. 001,
--7.3%                                       Electric District System Revenue Bonds, 6% due 1/01/2015 (d)          1,215
                AAA       Aaa         9,495  Port Seattle, Washington, Revenue Bonds (Sub-Lien),
                                             Series C, 6.625% due 8/01/2017 (d)                                   10,243
                                             Seattle, Washington, Metropolitan Seattle Municipality
                                             Sewer Revenue Bonds:
                AAA       Aaa         5,000     Refunding, Series X, 5.50% due 1/01/2016 (c)                       4,892
                AAA       Aaa        10,560     Series U, 6.60% due 1/01/2032 (c)                                 11,163
                AAA       Aaa         1,750     Series W, 6.25% due 1/01/2022 (d)                                  1,803
                                             Seattle, Washington, Municipal Light and Power Revenue
                                             Bonds, Series A (d):
                AAA       Aaa         3,000     5.625% due 9/01/2017                                               2,971
                AAA       Aaa         3,000     5.625% due 9/01/2018                                               2,968
                AAA       Aaa         5,000  Snohomish County, Washington, Public Utility District
                                             No. 001, Electric Revenue Bonds (Generation System), AMT,
                                             Series B, 5.80% due 1/01/2024 (d)                                     4,891
                AAA       Aaa         3,500  Tacoma, Washington, Refuse Utility Revenue Bonds,
                                             7% due 12/01/2019 (b)                                                 3,909
                AAA       Aaa         2,000  University of Washington Alumni Association, Lease
                                             Revenue Bonds (University of Washington Medical Center--
                                             Roosevelt II), 6.25% due 8/15/2012 (h)                                2,114
                AA        Aa          8,500  Washington State, GO, UT, Series 93A, 5.75% due 10/01/2017            8,416
                A+        A1          8,300  Washington State Health Care Facilities Authority Revenue
                                             Bonds (Children's Hospital and Medical Center), 6% due
                                             10/01/2022                                                            8,158
                AAA       Aaa        11,175  Washington State Public Power Supply Systems, Revenue
                                             Refunding Bonds (Nuclear Project No. 1), Series A, 6.25%
                                             due 7/01/2017 (d)                                                    11,482

SCHEDULE OF INVESTMENTS (concluded)                                                                       (in Thousands)
                 S&P      Moody's    Face                                                                        Value
State           Ratings   Ratings   Amount                              Issue                                  (Note 1a)
West Virginia-- AAA       Aaa       $ 4,425  Harrison County, West Virginia, Commonwealth Solid Waste
0.8%                                         Disposal Revenue Bonds (Monongahela Power), AMT, Series C,
                                             6.75% due 8/01/2024 (b)                                           $   4,798
                AAA       Aaa         2,800  West Virginia School Building Authority, Revenue and
                                             Capital Improvement Bonds, Series B, 6.75% due 7/01/2017 (d)          3,039

Wisconsin       AAA       Aaa         6,000  Wisconsin State Health and Educational Facilities
--1.3%                                       Authority Revenue Bonds (Aurora Health Care Obligated
                                             Group), 5.25% due 8/15/2023 (d)                                       5,477
                                             Wisconsin State Health and Educational Facilities
                                             Authority, Revenue Refunding Bonds (Wheaton-Franciscan
                                             Services) (d):
                AAA       Aaa         3,955     6.50% due 8/15/2011                                                4,154
                AAA       Aaa         2,000     6% due 8/15/2015                                                   2,012
                AA        Aa          2,000  Wisconsin State Housing and EDA, Home Ownership Revenue
                                             Bonds, AMT, Series B, 6.75% due 9/01/2025                             2,054

Puerto          AAA       Aaa           500  Puerto Rico Housing and Banking Agency, S/F
Rico--0.0%                                   Mortgage Revenue Bonds (Affordable Housing Mortgage--
                                             Portfolio I), AMT, 6.25% due 4/01/2029                                  504

Total Investments (Cost--$984,814)--102.5%                                                                     1,044,468

Liabilities in Excess of Other Assets--(2.5%)                                                                    (25,956)
                                                                                                              ----------
Net Assets--100.0%                                                                                            $1,018,512
                                                                                                              ==========


(a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1995.
(b)AMBAC Insured.
(c)FGIC Insured.
(d)MBIA Insured.
(e)FSA Insured.
(f)BIG Insured.
(g)Escrowed to maturity.
(h)CGIC Insured.
(i)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1995.
  *Not Rated.
 ++Highest short-term rating by Moody's Investors Service, Inc.
   Ratings of issues shown have not been audited by Deloitte & Touche
   LLP.

See Notes to Financial Statements.

FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of October 31, 1995
Assets:             Investments, at value (identified cost--$984,813,712) (Note 1a)                       $1,044,468,282
                    Cash                                                                                          36,144
                    Receivables:
                      Interest                                                           $   17,279,916
                      Securities sold                                                        11,085,578       28,365,494
                                                                                         --------------
                    Deferred organization expenses (Note 1e)                                                       8,873
                    Prepaid expenses and other assets                                                             47,140
                                                                                                          --------------
                    Total assets                                                                           1,072,925,933
                                                                                                          --------------

Liabilities:        Payables:
                      Securities purchased                                                   52,379,427
                      Dividends to shareholders (Note 1f)                                     1,511,720
                      Investment adviser (Note 2)                                               444,673       54,335,820
                                                                                         --------------
                    Accrued expenses and other liabilities                                                        78,057
                                                                                                          --------------
                    Total liabilities                                                                         54,413,877
                                                                                                          --------------

Net Assets:         Net assets                                                                            $1,018,512,056
                                                                                                          ==============

Capital:            Capital Stock (200,000,000 shares authorized) (Note 4):
                      Preferred Stock, par value $.10 per share (12,800 shares of AMPS*
                      issued and outstanding at $25,000 per share liquidation
                      preference)                                                                         $  320,000,000
                      Common Stock, par value $.10 per share (45,187,339 shares
                      issued and outstanding)                                            $    4,518,734
                    Paid-in capital in excess of par                                        630,233,103
                    Undistributed investment income--net                                      7,213,796
                    Accumulated realized capital losses on investments--net                  (1,207,134)
                    Accumulated distributions in excess of realized
                    capital gains--net                                                       (1,901,013)
                    Unrealized appreciation on investments--net                              59,654,570
                                                                                         --------------
                    Total--Equivalent to $15.46 net asset value per Common Stock
                    (market price--$13.625)                                                                  698,512,056
                                                                                                          --------------
                    Total capital                                                                         $1,018,512,056
                                                                                                          ==============

                   *Auction Market Preferred Stock.

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)


Statement of Operations
                                                                                     For the Year Ended October 31, 1995
Investment Income   Interest and amortization of premium and discount earned                              $   60,869,852
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                    $    4,914,408
                    Commission fees (Note 4)                                                    834,817
                    Transfer agent fees                                                         149,777
                    Accounting services (Note 2)                                                109,921
                    Professional fees                                                            86,275
                    Directors' fees and expenses                                                 77,751
                    Printing and shareholder reports                                             75,317
                    Custodian fees                                                               55,719
                    Listing fees                                                                 39,708
                    Pricing fees                                                                 20,941
                    Amortization of organization expenses (Note 1e)                               6,313
                    Other                                                                        56,703
                                                                                         --------------
                    Total expenses                                                                             6,427,650
                                                                                                          --------------
                    Investment income--net                                                                    54,442,202
                                                                                                          --------------

Realized &          Realized loss on investments--net                                                         (1,207,134)
Unrealized Gain     Change in unrealized appreciation/depreciation on
(Loss) on           investments--net                                                                          76,204,182
Investments--Net                                                                                          --------------
(Notes 1b,          Net Increase in Net Assets Resulting from Operations                                  $  129,439,250
1d & 3):                                                                                                  ==============

Statements of Changes in Net Assets
                                                                                          For the Year Ended October 31,
Increase (Decrease) in Net Assets:                                                            1995              1994
Operations:         Investment income--net                                               $   54,442,202   $   54,559,554
                    Realized gain (loss) on investments--net                                 (1,207,134)         184,275
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                         76,204,182     (120,465,020)
                                                                                         --------------   --------------
                    Net increase (decrease) in net assets resulting from
                    operations                                                              129,439,250      (65,721,191)
                                                                                         --------------   --------------

Dividends &         Investment income--net:
Distributions to      Common Stock                                                          (41,768,871)     (44,380,022)
Shareholders          Preferred Stock                                                       (12,703,005)      (7,730,046)
(Note 1f):          Realized gain on investments--net:
                      Common Stock                                                             (158,132)     (11,709,621)
                      Preferred Stock                                                           (26,101)      (1,956,511)
                    In excess of realized gain on investments--net:
                      Common Stock                                                           (1,631,693)              --
                      Preferred Stock                                                          (269,320)              --
                                                                                         --------------   --------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                           (56,557,122)     (65,776,200)
                                                                                         --------------   --------------

Capital Stock       Offering costs resulting from the issuance of Common Stock                       --          (18,766)
Transactions        Offering costs resulting from the issuance of
(Notes 1e & 4):     Preferred Stock                                                                  --            8,000
                                                                                         --------------   --------------
                    Net decrease in net assets derived from capital stock
                    transactions                                                                     --          (10,766)
                                                                                         ==============   ==============

Net Assets:         Total increase (decrease) in net assets                                  72,882,128     (131,508,157)
                    Beginning of year                                                       945,629,928    1,077,138,085
                                                                                         --------------   --------------
                    End of year*                                                         $1,018,512,056   $  945,629,928
                                                                                         ==============   ==============

                   *Undistributed investment income--net                                 $    7,213,796   $    7,243,470
                                                                                         ==============   ==============


                    See Notes to Financial Statements.

FINANCIAL INFORMATION (concluded)


Financial Highlights
                                                                                                                For the
                                                                                                                Period
The following per share data and ratios have been derived                                                      March 27,
from information provided in the financial statements.                                                         1992++ to
                                                                              For the Year Ended October 31,    Oct. 31,
Increase (Decrease) in Net Asset Value:                                         1995       1994        1993       1992
Per Share           Net asset value, beginning of period                      $  13.85   $  16.76    $  14.27   $  14.18
Operating                                                                     --------   --------    --------   --------
Performance:        Investment income--net                                        1.20       1.20        1.21        .66
                    Realized and unrealized gain (loss) on
                    investments--net                                              1.66      (2.66)       2.59        .16
                                                                              --------   --------    --------   --------
                    Total from investment operations                              2.86      (1.46)       3.80        .82
                                                                              --------   --------    --------   --------
                    Less dividends and distributions to Common
                    Stock shareholders:
                      Investment income--net                                      (.92)      (.98)      (1.00)      (.48)
                      Realized gain on investments--net                             --+++    (.26)       (.10)        --
                      In excess of realized gains on investments--net             (.04)        --          --         --
                                                                              --------   --------    --------   --------
                    Total dividends and distributions to Common Stock
                    shareholders                                                  (.96)     (1.24)      (1.10)      (.48)
                                                                              --------   --------    --------   --------
                    Capital charge resulting from issuance of
                    Common Stock                                                    --         --          --       (.01)
                                                                              --------   --------    --------   --------
                    Effect of Preferred Stock activity:++++
                      Dividends and distributions to Preferred
                      Stock shareholders:
                        Investment income--net                                    (.28)      (.17)       (.19)      (.10)
                        Realized gain on investments--net                           --+++    (.04)       (.02)        --
                        In excess of realized gains on investments--net           (.01)        --          --         --
                      Capital charge resulting from issuance of
                      Preferred Stock                                               --         --          --       (.14)
                                                                              --------   --------    --------   --------
                    Total effect of Preferred Stock activity                      (.29)      (.21)       (.21)      (.24)
                                                                              --------   --------    --------   --------
                    Net asset value, end of period                            $  15.46   $  13.85    $  16.76   $  14.27
                                                                              ========   ========    ========   ========
                    Market price per share, end of period                     $ 13.625   $ 11.625    $ 15.875   $ 14.875
                                                                              ========   ========    ========   ========

Total Investment    Based on market price per share                             26.09%    (20.23%)     14.51%      2.46%+++++
Return:**                                                                     ========   ========    ========   ========
                    Based on net asset value per share                          20.09%     (9.98%)     26.01%      3.97%+++++
                                                                              ========   ========    ========   ========

Ratios to Average   Expenses, net of reimbursement                                .65%       .66%        .65%       .47%*
Net Assets:***                                                                ========   ========    ========   ========
                    Expenses                                                      .65%       .66%        .65%       .66%*
                                                                              ========   ========    ========   ========
                    Investment income--net                                       5.55%      5.35%       5.35%      5.69%*
                                                                              ========   ========    ========   ========

Supplemental        Net assets, net of Preferred Stock, end of
Data:               period (in thousands)                                     $698,512   $625,630    $757,138   $638,150
                                                                              ========   ========    ========   ========
                    Preferred Stock outstanding, end of period
                    (in thousands)                                            $320,000   $320,000    $320,000   $320,000
                                                                              ========   ========    ========   ========
                    Portfolio turnover                                          59.71%     45.71%      39.93%     21.89%
                                                                              ========   ========    ========   ========

Dividends Per       Series A--Investment income--net                          $  1,043   $  1,184    $  1,150   $    688
Share on            Series B--Investment income--net                             1,043      1,090       1,253        656
Preferred Stock     Series C--Investment income--net                             1,042      1,278       1,175        659
Outstanding:++++++  Series D--Investment income--net                               950      1,144       1,426        767
                    Series E--Investment income--net                               933      1,282       1,492        766


                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                 ***Do not reflect the effect of dividends to Preferred Stock shareholders.
                  ++Commencement of Operations.
                ++++The Fund's Preferred Stock was issued on May 22, 1992.
              ++++++Dividends per share have been adjusted to reflect a two-for-
                    one stock split.
                 +++Amount less than $.01 per share.
               +++++Aggregate total investment return.



                    See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
MuniYield Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MYI. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired, or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses and offering expenses--Deferred organization expenses are amortized on a straight-line basis over a five-year period. Direct expenses relating to the public offering of the Common and Preferred Stock were charged to capital at time of issuance.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions and post-October losses.


NOTES TO FINANCIAL STATEMENTS (concluded)

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, Merrill Lynch, Pierce, Fenner & Smith Inc.
("MLPF&S"), and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1995 were $555,583,347 and $569,854,939, respectively.

Net realized and unrealized gains (losses) as of October 31, 1995 were as follows:


                                    Realized      Unrealized
                                     Gains          Gains
                                    (Losses)       (Losses)

Long-term investments             $ 8,738,527    $59,639,327
Short-term investments                (40,911)        15,243
Financial futures contracts        (9,904,750)            --
                                  -----------    -----------
Total                             $(1,207,134)   $59,654,570
                                  ===========    ===========


As of October 31, 1995, net unrealized appreciation for Federal income tax purposes aggregated $59,654,570, of which $59,814,243 related to appreciated securities and $159,673 related to depreciated securities. The aggregate cost of investments at October 31, 1995 for Federal income tax purposes was $984,813,712.

4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock
For the year ended October 31, 1995, shares issued and outstanding remained constant at 45,187,339. At October 31, 1995, total paid-in capital amounted to $634,751,837.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 1995 were as follows: Series A, 3.77%; Series B, 3.77%; Series C, 3.77%; Series D, 3.667%; and Series E, 3.77%.

A two-for-one stock split occurred on December 1, 1994. As a result, as of October 31, 1995, there were 12,800 AMPS shares authorized, issued and outstanding with a liquidation preference of $25,000 per share, plus accumulated and unpaid dividends of $197,820.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the year ended October 31, 1995, MLPF&S, an affiliate of FAM, earned $450,570 as commissions.


5. Subsequent Event:
On November 13, 1995, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $0.077732 per share, payable on November 29, 1995, to shareholders of record as of November 24, 1995.



<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders of
MuniYield Insured Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniYield Insured Fund, Inc. as of October 31, 1995, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and the period March 27, 1992 (commencement of operations) to October 31, 1992. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniYield Insured Fund, Inc. as of October 31, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
December 8, 1995
</AUDIT-REPORT>



PER SHARE SELECTED QUARTERLY FINANCIAL DATA* (unaudited)
                                                                                         Dividends/Distributions
                                        Net        Realized   Unrealized
                                     Investment     Gains       Gains         Net Investment Income      Capital Gains
For the Quarter                        Income      (Losses)    (Losses)       Common     Preferred    Common      Preferred
November 1, 1993 to January 31, 1994    $.31        $ .03       $  .07         $.25         $.02       $.26          $.04
February 1, 1994 to April 30, 1994       .29          .12        (1.94)         .25          .05        --            --
May 1, 1994 to July 31, 1994             .30         (.02)         .22          .24          .05        --            --
August 1, 1994 to October 31, 1994       .30         (.13)       (1.01)         .24          .05        --            --
November 1, 1994 to January 31, 1995     .30         (.07)         .57          .24          .07        .04           .01
February 1, 1995 to April 30, 1995       .29         (.07)         .49          .23          .06        --            --
May 1, 1995 to July 31, 1995             .31          .08          .17          .22          .07        --            --
August 1, 1995 to October 31, 1995       .30          .03          .46          .23          .08        --            --

                                                    Net Asset Value                    Market Price**
For the Quarter                                   High             Low              High             Low          Volume***
November 1, 1993 to January 31, 1994             $16.78           $16.19           $16.50           $15.00         4,038
February 1, 1994 to April 30, 1994                16.55            14.26            16.25            13.25         4,706
May 1, 1994 to July 31, 1994                      15.36            14.38            14.00            13.00         3,962
August 1, 1994 to October 31, 1994                15.00            13.85            13.75            11.650        7,359
November 1, 1994 to January 31, 1995              14.30            12.82            13.125           10.75         9,324
February 1, 1995 to April 30, 1995                15.07            14.32            13.375           12.875        4,003
May 1, 1995 to July 31, 1995                      15.62            14.71            13.75            12.75         4,040
August 1, 1995 to October 31, 1995                15.54            14.69            13.75            13.25         3,741


  *Calculations are based upon shares of Common Stock outstanding at the end of each quarter.
 **As reported in the consolidated transaction reporting system.
***In thousands.